[UBS WARBURG LOGO OMITTED]                               [LEHMAN BROTHERS LOGO]




                                     ANNEX B
                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C2
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-C2

                                 $1,194,627,000
                                  (APPROXIMATE)
                  PUBLIC CERTIFICATES INITIAL PRINCIPAL BALANCE



                            [Graphic of Map Omitted]

California             21.4%
New Jersey             11.6%
Florida                 8.9%
New York                8.8%
Georgia                 8.2%
Connecticut             7.6%
Texas                   5.8%
Virginia                5.3%
Pennsylvania            4.4%
Massachusetts           2.5%
Oregon                  2.5%
Colorado                2.1%
Washington              1.7%
Ohio                    1.5%
Oklahoma                1.4%
Arkansas                1.1%
Nevada                  1.0%
Kentucky                0.8%
Kansas                  0.8%
Maryland                0.5%
North Carolina          0.4%
Tennessee               0.4%
Illinois                0.4%
Indiana                 0.2%
Alabama                 0.2%
Arizona                 0.2%
Iowa                    0.2%
Missouri                0.1%




                    % of Initial Pool by Cut-Off Date Balance



UBS Warburg                                         Lehman Brothers


                              Salomon Smith Barney

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C2
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-C2

    CREDIT
 ENHANCEMENTS
-------------
              ----------------------------------------------------------------
    20.75%                         CLASS A-1
              -----------------------------------
                                   CLASS A-2
              -----------------------------------
    17.00%                          CLASS B
              -----------------------------------
    12.25%                          CLASS C
              -----------------------------------
    11.00%                          CLASS D
              -----------------------------------
    10.00%                          CLASS E
              -----------------------------------
     8.50%                          CLASS F
              -----------------------------------
     7.25%                          CLASS G                      CLASS X(1)
              -----------------------------------
     5.50%                          CLASS H
              -----------------------------------
     4.38%                          CLASS J
              -----------------------------------
     3.50%                          CLASS K
              -----------------------------------
     2.75%                          CLASS L
              -----------------------------------
     1.75%                          CLASS M
              -----------------------------------
     1.25%                          CLASS N
              -----------------------------------
     1.00%                          CLASS P
              -----------------------------------
      N/A                           CLASS Q
              ----------------------------------------------------------------

(1) The Class X certificates have the right to the excess interest from the underlying mortgage loans in the trust. The Class X certificates will be privately placed.

-----------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL FACE           RATINGS            COUPON        INITIAL   WTD AVG LIFE     PRINCIPAL        OFFERING
  CLASS           AMOUNT             (MOODY'S/FITCH)    DESCRIPTION     COUPON      (YEARS)(1)     WINDOW(1)          TYPE
-----------------------------------------------------------------------------------------------------------------------------------
   A-1          $257,428,000            Aaa/AAA          Fixed Rate                   5.81         6/01-10/10         Public
-----------------------------------------------------------------------------------------------------------------------------------
   A-2          $806,327,000            Aaa/AAA          Fixed Rate                   9.65         10/10-3/11         Public
-----------------------------------------------------------------------------------------------------------------------------------
    B            $50,335,000             Aa2/AA          Fixed Rate                   9.81          3/11-3/11         Public
-----------------------------------------------------------------------------------------------------------------------------------
    C            $63,758,000              A2/A           Fixed Rate                   9.81          3/11-3/11         Public
-----------------------------------------------------------------------------------------------------------------------------------
    D            $16,779,000             A3/A-           Fixed Rate                   9.81          3/11-3/11         Public
-----------------------------------------------------------------------------------------------------------------------------------
    E            $13,422,000           Baa1/BBB+         Fixed Rate                   9.81          3/11-3/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    F            $20,135,000            Baa2/BBB         Fixed Rate                   9.81          3/11-3/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    G            $16,778,000           Baa3/BBB-           WAC(2)                     9.81          3/11-3/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    H            $23,490,000            Ba1/BB+          Fixed Rate                   9.81          3/11-3/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    J            $15,101,000             Ba2/BB          Fixed Rate                   9.81          3/11-3/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    K            $11,745,000            Ba3/BB-          Fixed Rate                   9.81          3/11-3/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    L            $10,067,000             B1/B+           Fixed Rate                   9.81          3/11-3/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    M            $13,422,000              B2/B           Fixed Rate                   9.89          3/11-4/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    N             $6,712,000             B3/B-           Fixed Rate                   9.89          4/11-4/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    P             $3,355,000            Caa2/CCC         Fixed Rate                   9.90          4/11-5/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    Q            $13,423,763               NR            Fixed Rate                   9.98          5/11-5/11     Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
    X         $1,342,277,763            Aaa/AAA           WAC I/O                     8.95(5)      6/01-5/11(7)   Private 144A(6)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL                                    --                --           --              --           --               --
-----------------------------------------------------------------------------------------------------------------------------------

(1) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

(2) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans.

(3)  Represents notional amount.

(4)  The Class X certificates have rights to the excess interest off all loans.

(5)  Represents weighted average life of notional amount.

(6)  Not offered hereby.

(7) Represents period over which the notional amount of the subject class of certificates will be reduced to zero.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


CERTAIN OFFERING POINTS

o ORIGINATORS OF COLLATERAL. The collateral consists of 142 mortgage loans (the "Mortgage Loans") with a principal balance, as of the Cut-Off Date, May 11, 2001 (the "Cut-Off Date"), of approximately $1.34 billion. Generally, the mortgage loans were originated by, or by affiliates of, Lehman Brothers Bank FSB or UBS Warburg Real Estate Investments Inc., either directly or through conduit correspondents. Certain of the UBS Warburg loans were originated by an entity that became an affiliate of UBS Warburg after the origination of these loans.

o CALL PROTECTION. 100.0% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.0% of the Mortgage Loans provide for an initial lockout period. The weighted average initial lockout period for all loans is 2.7 years. Following their initial lockout periods, 137 Mortgage Loans representing 97.8% of the initial mortgage pool balance prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months prior to Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months.

o    NO LOAN IS DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

o    WEIGHTED AVERAGE REMAINING LOCK-OUT AND, IF APPLICABLE, DEFEASANCE OF 9.4
     YEARS.

o $9,452,660 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE; $8,952,325 AVERAGE LOAN BALANCE EXCLUDING THE INVESTMENT GRADE A NOTE AS THE CUT-OFF DATE.

o 1.42X WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO ("U/W DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE.

o    69.0% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF DATE.

o    60.8% WEIGHTED AVERAGE LTV AT MATURITY OR ARD.

o THERE WILL BE SIX LOANS TO BE INCLUDED IN THE MORTGAGE POOL (NewPark Mall, 529 Bryant, 10950 Tantau, 400 Plaza Drive, Courtyard by Marriott, Philadelphia and Westfield Shoppingtown Meriden loans) which, in the aggregate represent 19.1% of the total scheduled principal balance of the initial mortgage pool as of the Cut-off Date, have been confirmed to us by Moody's and/or Fitch, in the context of their inclusion in the securitization trust, are shadow-rated investment grade (the "Investment Grade Loans").

o ONE OF THE INVESTMENT GRADE LOANS IS THE PRODUCT OF AN "A/B NOTE" STRUCTURE ("INVESTMENT GRADE A NOTE"): Westfield Shoppingtown Meriden ($80,000,000) with a 56.3% LTV and 1.73x U/W DSCR. Fitch and Moody's have confirmed to us that the Westfield Shoppingtown Meriden Loan, in the context of its inclusion in the securitization trust, has credit characteristics consistent with obligations rated investment grade. Additionally, the Westfield Shoppingtown Meriden loan has a "Companion Loan" secured by the same collateral. Such Companion Loan has, as confirmed to us by Fitch, an investment grade shadow-rating.

o PROPERTY TYPE DIVERSIFICATION (BY BALANCE): 36.0% Retail (11.5% Regional Mall, 21.7% Other Anchored and 2.8% Unanchored), 29.0% Office, 15.7% Multifamily (includes 0.1% Mobile Home Park), 8.0% Hotel (5.5% Full Service; 2.6% Limited Service), 6.8% Mixed Use, 3.8% Industrial/Warehouse, 0.5% Office/Industrial and 0.1% Office/Retail.

o GEOGRAPHIC DISTRIBUTION (BY BALANCE). The properties are distributed throughout 28 states. California (21.4%), New Jersey (11.6%), Florida (8.9%); New York (8.8%); Georgia (8.2%); Connecticut (7.6%); Texas (5.8%);
     Virginia (5.3%); Pennsylvania (4.4%); Massachusetts (2.5%) and all other states less than 2.5% each.

o MONTHLY INVESTOR REPORTING. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

o    CASH FLOWS WILL BE MODELED ON BLOOMBERG.

Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to the total scheduled principal balance of the entire mortgage pool as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are derived using Cut-Off Date Balances; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

    RATING AGENCIES:         Moody's Investors Service, Inc. ("Moody's") and
                             Fitch, Inc.  ("Fitch").

    TRUSTEE:                 LaSalle Bank National Association

    FISCAL AGENT:            ABN AMRO Bank N.V.

    MASTER SERVICER:         First Union National Bank

    SPECIAL SERVICER:        ORIX Real Estate Capital Markets, LLC

    CLOSING DATE:            On or about May 24, 2001

    CUT-OFF DATE:            May 11, 2001

    PUBLIC
    CERTIFICATES:            Approximately $1.19 billion

    PRIVATE
    CERTIFICATES*:           Approximately $147.65 million
                             *The Private Certificates are not offered hereby.

    ERISA: Classes A-1, A-2, B, C and D are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions.

    DETERMINATION DATE:      11th day of each month or, if such day is not a
                             business  day, then the following business day.

    PAYMENT: Pays on the 4th business day after Determination Date of each month, commencing in June, 2001.

    OPTIONAL CALL:           1% Clean-up Call.

    MORTGAGE LOANS:          As of the Cut-Off Date, the Mortgage Loans have a
                             weighted average coupon ("WAC") of 7.666% and a weighted average remaining term to maturity of 114 months (assuming that the ARD loans mature on their respective anticipated repayment dates).
                             See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

    CREDIT
    ENHANCEMENT:             Credit enhancement for each class of offered
                             Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

    DISTRIBUTIONS:           As to any Distribution Date, the total amount of
                             payments (or advances in lieu thereof) and other collections of principal on the Mortgage Loans that is distributable to the Certificateholders is herein referred to as the "Principal Distribution
                             Amount". Principal and interest payments will generally be made to Certificateholders in the following order:

                               1) Interest to the A-1 Class, A-2 Class and X Class pro rata,

                               2) Principal up to the Principal Distribution Amount to the A-1 Class until such class is retired, (1)

                               3) After the A-1 Class is retired, principal up to the Principal Distribution Amount to the Class A-2 until such Class is retired, (1)

                               4) Interest to Class B, and then, after the A-2 Class is retired, principal up to the Principal Distribution Amount to Class B until such Class is retired,

                               5) Interest to Class C, and then, after the B Class is retired, principal up to the Principal Distribution Amount to Class C until such Class is retired,

                               6) Interest to Class D, and then, after the C Class is retired, principal up to the Principal Distribution Amount to Class D until such Class is retired; interest and principal up to the related Principal Distribution Amount to Classes E, F, G, H, J, K, L, M, N, P and Q Classes, sequentially.

                               (1) A-1 and A-2 Classes are pro rata if Classes B through Q are retired.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

REALIZED LOSSES           Realized Losses from any Mortgage Loan will be
                          allocated in reverse sequential order (i.e.
                          Classes Q, P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through Q have been retired by losses, Realized Losses shall be applied to the A-1 and A-2 Classes pro-rata.

APPRAISAL REDUCTIONS:     With respect to certain  specially  serviced Mortgage
                          Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days delinquent or if a balloon payment is not received within 20 days of its due date, an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the unpaid and unadvanced principal balance of such Mortgage Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds the sum of 90% of the appraised value of the related
                          Mortgaged Property, plus certain escrows, letters of credit and reserve funds. The Appraisal Reduction
                          Amount will reduce proportionately the P&I Advance for that loan, which reduction may result in a shortfall of interest to one or more of the most subordinate classes of interest-bearing certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage
                          Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                          MINIMUM             INCREMENTS
  CLASSES               DENOMINATION          THEREAFTER              DELIVERY
--------------------------------------------------------------------------------
A-1, A-2, B, C AND D      $10,000                  $1                     DTC





PREPAYMENT PREMIUMS*

-----------------------------------------------------------------------------------------------------------------------------
      PREPAYMENT
      PREMIUM            5/01      5/02      5/03       5/04      5/05      5/06      5/07       5/08      5/09      5/10
-----------------------------------------------------------------------------------------------------------------------------
   LOCK-OUT / DEF.       99.6%     99.6%     99.3%     98.2%      97.8%     98.4%     98.4%     99.3%      99.3%     99.2%
-----------------------------------------------------------------------------------------------------------------------------
  YIELD MAINTENANCE      0.4%      0.4%      0.7%       1.8%      2.2%      1.6%      1.6%       0.7%      0.7%      0.7%
-----------------------------------------------------------------------------------------------------------------------------
      SUB TOTAL:        100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%    100.0%     99.9%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
          5%               -         -         -         -          -         -         -         -          -         -
-----------------------------------------------------------------------------------------------------------------------------
          4%               -         -         -         -          -         -         -         -          -         -
-----------------------------------------------------------------------------------------------------------------------------
          3%               -         -         -         -          -         -         -         -          -         -
-----------------------------------------------------------------------------------------------------------------------------
          2%               -         -         -         -          -                   -         -          -         -
-----------------------------------------------------------------------------------------------------------------------------
          1%               -         -         -         -          -         -                   -          -         -
-----------------------------------------------------------------------------------------------------------------------------
         OPEN              -         -         -         -          -         -         -         -          -       0.1%
-----------------------------------------------------------------------------------------------------------------------------
        TOTAL:          100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------------------------------------------------


* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and ARD loans mature and payoff on their respective anticipated repayment dates.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):

---------------------------------------------------------------------------
     OPEN PERIOD AT END                                   % OF INITIAL
          OF LOAND               NUMBER OF LOANS          POOL BALANCE
---------------------------------------------------------------------------
            NONE                        28                    15.1%
---------------------------------------------------------------------------
          1 MONTH                       40                    25.3%
---------------------------------------------------------------------------
          2 MONTHS                      15                    10.2%
---------------------------------------------------------------------------
          3 MONTHS                      53                    43.7%
---------------------------------------------------------------------------
          4 MONTHS                      2                      3.2%
---------------------------------------------------------------------------
          5 MONTHS                      1                      0.4%
---------------------------------------------------------------------------
          6 MONTHS                      3                      2.0%
---------------------------------------------------------------------------
           TOTAL:                      142                   100.0%
---------------------------------------------------------------------------
* Weighted average open period at end of loan is two months.


RESERVES: The table below does not include the Investment Grade A Note and the NewPark loan that has been confirmed to the Depositor by Moody's and Fitch, in the context of its inclusion in the trust, as having credit characteristics consistent with obligations rated investment grade.

------------------------------------------------------------------------
                                                % OF CONDUIT LOANS
                                                     W/ESCROWS*
------------------------------------------------------------------------
Replacement Reserves                                   96.6%
------------------------------------------------------------------------
Taxes                                                  94.9%
------------------------------------------------------------------------
Insurance                                              89.3%
------------------------------------------------------------------------
TI & LC (Retail)                                       94.2%
------------------------------------------------------------------------
TI & LC (Industrial)                                  100.0%
------------------------------------------------------------------------
TI & LC (Office)                                      100.0%
------------------------------------------------------------------------

* Escrows are in the form of either cash, letters of credit or reserves.

CASH MANAGEMENT:   Mortgage Loans representing 94.5% of the initial mortgage
                   pool balance employ cash management systems.


----------------------------------------------------------------
                                     MORTGAGE POOL
----------------------------------------------------------------
Springing Lockbox            62.2% of Initial Pool Balance
----------------------------------------------------------------
Hard Lockbox*                32.3% of Initial Pool Balance
----------------------------------------------------------------

* Includes some hard lockboxes that (a) are under lender's control and are subject to cash management agreements which require daily or weekly sweeps to accounts controlled by the borrower until the occurrence of certain trigger events and (b) consist of deposit of funds paid by multifamily tenants/hotel customers to property managers which funds are subsequently submitted to accounts under lender's control.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

INVESTMENT GRADE A NOTE:
                             The Investment Grade A Note, Westfield Shoppingtown Meriden, is the product of the bifurcation of an original whole loan into two separate loans: an A Note and a B Note. The A Note has been deposited into the trust and will pay principal and interest to the Trust, with the B Note paying interest only until the A Note is retired. The B Note or securities backed thereby have been confirmed as having investment grade credit characteristics by Fitch. The following two tables provide a summary of the Investment Grade A Note:

------------------------------------------------------------------------------------------------------------------------------------
      WESTFIELD
    SHOPPINGTOWN           PROPERTY     # OF     CUT-OFF DATE      % OF               TERM TO     AMORTIZATION    U/W
       MERIDEN              TYPE        PROP.        BALANCE       LOAN%    COUPON   MATURITY         TERM        DSCR     LTV(5)
------------------------------------------------------------------------------------------------------------------------------------
       A Note           Regional Mall     1       $80,000,000      81.5%    7.45%    10 years     30 years(2)    1.73x(3)   56.3%
------------------------------------------------------------------------------------------------------------------------------------
      B Note(1)         Regional Mall     1       $18,201,882      18.5%    7.45%    10 years         N/A        1.44x(4)   69.2%(4)
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL / WEIGHTED AVERAGE:          1       $98,201,882     100.0%    7.45%    10 YEARS      30 years      1.44X      69.2%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Privately placed.

(2) Amortization calculated based on combined principal balance of A Note and B Note.

(3)  Calculated based on 7.45% interest rate.

(4)  Including A Note Balances.

(5)  Based on an appraised value of $142,000,000.

OTHER SIGNIFICANT MORTGAGE LOANS:

----------------------------------------------------------------------------------------------------------------
                                PROPERTY         CUT-OFF DATE     % OF        U/W
           NAME                  TYPE               BALANCE       DEAL        DSCR                LTV
----------------------------------------------------------------------------------------------------------------
      NewPark Mall             Regional          $74,773,008      5.6%        1.59x               59.8%
----------------------------------------------------------------------------------------------------------------
   Harmon Meadow Plaza         Mixed Use         $57,857,975      4.3%        1.49x               72.9%
----------------------------------------------------------------------------------------------------------------
    Garden City Plaza            Office          $39,905,969      3.0%        1.37x               72.6%
----------------------------------------------------------------------------------------------------------------
     Citi Properties          Multifamily        $39,638,998      3.0%        1.21x               62.7%
----------------------------------------------------------------------------------------------------------------
   Philip's at Sunrise      Anchored Retail      $38,888,374      2.9%        1.26x               74.8%
----------------------------------------------------------------------------------------------------------------
 Village at Main Street        Mixed Use         $32,906,863      2.5%        1.23x               67.2%
----------------------------------------------------------------------------------------------------------------
 Courtyard by Marriott -         Hotel           $32,500,000      2.4%        2.11x               50.7%
     Philadephia
----------------------------------------------------------------------------------------------------------------
  250 Montgomery Street          Office          $28,464,094      2.1%        1.33x               69.4%
----------------------------------------------------------------------------------------------------------------
   10950 Tantau Avenue           Office          $26,718,414      2.0%        1.80x               59.4%
----------------------------------------------------------------------------------------------------------------
     215 Cole Street          Industrial/        $25,946,805      1.9%        1.48x               72.1%
----------------------------------------------------------------------------------------------------------------
 Total/Weighted Average:           --           $397,600,502     29.6%        1.48x               66.1%
----------------------------------------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------


SHADOW-RATED INVESTMENT GRADE MORTGAGE LOANS(1):

----------------------------------------------------------------------------------------------------------------
                                PROPERTY         CUT-OFF DATE     % OF        U/W
           NAME                  TYPE               BALANCE       DEAL        DSCR             LTV
----------------------------------------------------------------------------------------------------------------
   Westfield Shoppingtown       Regional         $80,000,000      6.0%        1.73x           56.3%
----------------------------------------------------------------------------------------------------------------
        NewPark Mall             Regional        $74,773,008      5.6%        1.59x           59.8%
----------------------------------------------------------------------------------------------------------------
  Courtyard by Marriott -          Hotel         $32,500,000      2.4%        2.11x           50.7%
----------------------------------------------------------------------------------------------------------------
    10950 Tantau Avenue           Office         $26,718,414      2.0%        1.80x           59.4%
----------------------------------------------------------------------------------------------------------------
      400 Plaza Drive             Office         $21,946,068      1.6%        1.61x           59.3%
----------------------------------------------------------------------------------------------------------------
         529 Bryant               Office         $19,794,648      1.5%        1.80x           49.5%
----------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:           --          $255,732,138     19.1%        1.74X           56.7%
----------------------------------------------------------------------------------------------------------------

(1) Moody's and/or Fitch have confirmed to the Depositor verbally that the credit characteristics of the loans above, in the context of their inclusion in the securitization trust, are consistent with obligations rated investment grade.

  SIGNIFICANT LOANS GREATER THAN $60 MILLION:

     ---------------------------------------------------------------------------------------------------------
                       WESTFIELD SHOPPINGTOWN MERIDEN LOAN
     ---------------------------------------------------------------------------------------------------------
     A NOTE CUT-OFF DATE BALANCE:            $80,000,000
     ---------------------------------------------------------------------------------------------------------
     A NOTE COUPON:                          7.45%
     ---------------------------------------------------------------------------------------------------------
     TERM TO MATURITY:                       10 years
     ---------------------------------------------------------------------------------------------------------
     AMORTIZATION:                           30 years
     ---------------------------------------------------------------------------------------------------------
     SPONSOR:                                Westfield America, Inc.
     ---------------------------------------------------------------------------------------------------------
     ANCHORS:                                Filene's, JC Penney, Sears and Lord & Taylor(1)
     ---------------------------------------------------------------------------------------------------------
     2000 ANCHOR SALES/SF:                   Filene's $246; JCPenney $180; Sears $260(2)
     ---------------------------------------------------------------------------------------------------------
     TOP FIVE IN-LINE TENANTS:               Limited Express, Limited, Lerner New York, Lane Bryant and CVS
     ---------------------------------------------------------------------------------------------------------
     PROPERTY:                               Regional Mall with total GLA of 913,625 Square Feet
     ---------------------------------------------------------------------------------------------------------
     LOCATION:                               Meriden, Connecticut
     ---------------------------------------------------------------------------------------------------------
     2000 IN-LINE SALES/SF                   Approximately $300
     ---------------------------------------------------------------------------------------------------------
     2000 IN-LINE COST OF OCCUPANCY:         15.6%(3)
     ---------------------------------------------------------------------------------------------------------
     OVERALL OCCUPANCY:                      98.2% as of October 2000
     ---------------------------------------------------------------------------------------------------------
     VALUE:                                  $142,000,000 (based on a third party appraisal conducted
                                             in December 2000)
     ---------------------------------------------------------------------------------------------------------
     LTV (A NOTE):                           56.3%
     ---------------------------------------------------------------------------------------------------------
     U/W DSCR (A NOTE):                      1.73x
     ---------------------------------------------------------------------------------------------------------
     RESERVES:                               Monthly reserves for taxes. Insurance reserves will be required if insurance is no longer carried under Westfield's blanket policy.
     ---------------------------------------------------------------------------------------------------------
     LOCKBOX:                                Springing lockbox if debt service coverage falls below 1.30x, or below 1.40x after the borrower exercises a one-time right to cure the lockbox triggering event by raising the debt service coverage ratio from below 1.30x to at least 1.40x.
     ---------------------------------------------------------------------------------------------------------


(1) Filene's, JC Penney and Sears' stores and pad are not part of the loan collateral. Lord & Taylor's pad, but not its store, is part of the loan collateral.
(2) Lord & Taylor store operations in late Fall 1999; comparable same year sales for 2000 not available.
(3)  Occupancy costs are as of October 2000.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

SIGNIFICANT LOANS GREATER THAN $60 MILLION:

     ---------------------------------------------------------------------------------------------------------
                                NEWPARK MALL LOAN
     ---------------------------------------------------------------------------------------------------------
     CUT-OFF DATE BALANCE:                  $74,773,008
     ---------------------------------------------------------------------------------------------------------
     COUPON:                                7.45%
     ---------------------------------------------------------------------------------------------------------
     ANTICIPATED REPAYMENT DATE:            February 11, 2011
     ---------------------------------------------------------------------------------------------------------
     TERM TO ARD:                           10 years and 1 month
     ---------------------------------------------------------------------------------------------------------
     AMORTIZATION:                          30 years
     ---------------------------------------------------------------------------------------------------------
     SPONSOR:                               GGP/Homart, Inc. (1)
     ---------------------------------------------------------------------------------------------------------
     ANCHORS:                               Target, Macy's, Sears, JC Penney and Mervyn's(2)
     ---------------------------------------------------------------------------------------------------------
     2000 ANCHOR SALES/SF:                  Macy's $292; Sears $264; JCPenney $158; Mervyn's $278(3)
     ---------------------------------------------------------------------------------------------------------
     TOP FIVE IN-LINE TENANTS:              Old Navy, Big 5 Sporting Goods, Gap/Gap Kids, The Wherehouse
                                            and Limited Express
     ---------------------------------------------------------------------------------------------------------
     PROPERTY:                              Regional Mall with total GLA of 1,168,681 Square Feet
     ---------------------------------------------------------------------------------------------------------
     LOCATION:                              Newark, California
     ---------------------------------------------------------------------------------------------------------
     2000 IN-LINE SALES/SF:                 $376
     ---------------------------------------------------------------------------------------------------------
     2000 IN-LINE COST OF OCCUPANCY:        9.85%
     ---------------------------------------------------------------------------------------------------------
     OVERALL OCCUPANCY:                     96.3% as of February 2001
     ---------------------------------------------------------------------------------------------------------
     VALUE:                                 $125,000,000 (based on a third party appraisal conducted
                                            in December 2000)
     ---------------------------------------------------------------------------------------------------------
     LTV:                                   59.8%
     ---------------------------------------------------------------------------------------------------------
     U/W DSCR:                              1.59x
     ---------------------------------------------------------------------------------------------------------
     RESERVES:                              Monthly reserves for taxes. Insurance reserves will be required if borrower fails to maintain, and provide evidence of the existence of, required policies.
     ---------------------------------------------------------------------------------------------------------
     GUARANTEE:                             $15 million guarantee of principal and interest payments from GGP/
                                            Homart, Inc. The amount of the guarantee is reduced in increments to zero upon the property reaching increased levels of NOI.
     ---------------------------------------------------------------------------------------------------------
     LOCKBOX:                               Springing lockbox if debt service coverage falls below
                                            1.25x
     ---------------------------------------------------------------------------------------------------------

(1) Owned 50% by General Growth Properties Inc. and 50% by the New York State Common Retirement Fund
(2) Target, Macy's, Sears and Mervyn's stores and pads are not part of the loan collateral. JC Penney's pad, but not its store, is part of the loan collateral.
(3) Anchor sales for year 2000 are estimated as reported to the Depositor by the borrower's property manager. Sales estimates for Target not available.


ANTICIPATED REPAYMENT DATE LOANS:

                           45 Mortgage Loans, representing 50.5% of the Initial Pool Balance, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date" or "ARD") prior to maturity set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property, as determined in the related Mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on, after, and in some cases, for a short period prior to, the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------

DETAILED MONTHLY INVESTOR REPORTING:
                           Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

-------------------------------------------------------------------------------------------------------------------
                     NAME OF REPORT                               DESCRIPTION (INFORMATION PROVIDED)
-------------------------------------------------------------------------------------------------------------------
1        Distribution Date Statement              Principal and interest distributions, principal balances
-------------------------------------------------------------------------------------------------------------------
2        Mortgage Loan Status Report              Portfolio stratifications
-------------------------------------------------------------------------------------------------------------------
3        Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
-------------------------------------------------------------------------------------------------------------------
4        Delinquent Loan Status Report            Listing of delinquent mortgage loans
-------------------------------------------------------------------------------------------------------------------
5        Historical Loan Modification Report      Information on modified mortgage loans
-------------------------------------------------------------------------------------------------------------------
6        Historical Liquidation Report            Net Liquidation proceeds and realized losses
-------------------------------------------------------------------------------------------------------------------
7        REO Status Report                        NOI and value of REO
-------------------------------------------------------------------------------------------------------------------
8        Servicer Watch List                      Listing of loans in jeopardy of becoming Specially Serviced
-------------------------------------------------------------------------------------------------------------------
9        Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-off statement
-------------------------------------------------------------------------------------------------------------------

ADVANCING:          The Master Servicer will be obligated to make advances of
                    scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                    Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related Mortgage Loan. If the Master
                    Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS:  The Controlling Class will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to select a representative that may direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of the Mortgage Loan with a related "Companion Loan", for so long as the principal amount of the corresponding Companion Loan (net of any existing related Appraisal Reduction Amount) is at least 50% of the original principal amount of such Companion Loan, the holder of such Companion Loan will have the right to direct or advise the Special Servicer with respect to special servicing actions for such Mortgage Loan and the corresponding Companion Loan.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                  GENERAL CHARACTERISTICS
--------------------------------------------------------
          CHARACTERISTICS
--------------------------------------------------------
        Initial Pool Balance           $1,342,277,763
--------------------------------------------------------
          Number of Loans                    142
--------------------------------------------------------
             Gross WAC                     7.666%
--------------------------------------------------------
          Original WAM(1)                117 months
--------------------------------------------------------
          Remaining WAM(1)               114 months
--------------------------------------------------------
      Average Loan Balance(2)            $9,452,660
--------------------------------------------------------
     Weighted Average U/W DSCR              1.42x
--------------------------------------------------------
     WA Cut-Off Date LTV Ratio              69.0%
--------------------------------------------------------
     WA LTV at Maturity/ARD(1)              60.8%
--------------------------------------------------------
        Geographic Diversity              28 states
--------------------------------------------------------
        Balloon or ARD Loans                99.7%
--------------------------------------------------------

(1)  Assumes ARD loans mature on their anticipated
(2)  $8,952,325 when excluding Investment Grade A



-----------------------------------------------------
                    PROPERTY TYPES
-----------------------------------------------------
      PROPERTY TYPES            % OF INITIAL POOL
-----------------------------------------------------
          Retail                      36.0%
-----------------------------------------------------
          Office                      29.0%
-----------------------------------------------------
      Multifamily(1)                  15.7%
-----------------------------------------------------
         Hotel(2)                      8.0%
-----------------------------------------------------
         Mixed Use                     6.8%
-----------------------------------------------------
   Industrial/Warehouse                3.8%
-----------------------------------------------------
     Office/Industrial                 0.5%
-----------------------------------------------------
       Office/Retail                   0.1%
-----------------------------------------------------
          TOTAL:                     100.0%
-----------------------------------------------------


(1) Includes Mobile Home Parks (0.08% of the
(2) 5.5% Full Service; 2.6% Limited Service.

                                        COLLATERAL SUMMARY BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                   AGGREGATE        % OF          AVERAGE     GROSS      REM.                      WA
                         # OF     CUT-OFF DATE   INITIAL POOL   CUT-OFF DATE   WAC       WAM     WA       WA    OCCUPANCY   BALLOON
     PROPERTY TYPE       LOANS     BALANCE($)      BALANCE       BALANCE ($)   (%)     (MOS)(1)  LTV     DSCR     RATE(%)       %WA
------------------------------------------------------------------------------------------------------------------------------------
RETAIL                     59       $483,610,902     36.0%   $8,196,795       7.613%     115    69.7%    1.42X     97.3%       87.4%
------------------------------------------------------------------------------------------------------------------------------------
    Other Anchored(3)      45       $291,072,655     21.7%   $6,468,281       7.646%     115    75.4%    1.31x     97.3%       87.7%
------------------------------------------------------------------------------------------------------------------------------------
    Regional Mall          2        $154,773,008     11.5%   $77,386,504      7.450%     116    58.0%    1.66x     97.3%       87.0%
------------------------------------------------------------------------------------------------------------------------------------
    Unanchored             12        $37,765,239      2.8%   $3,147,103       8.022%     115    73.0%    1.33x     97.3%       86.8%
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                     33       $389,422,882     29.0%    $11,800,693     7.664%     113    68.3%    1.42X     96.8%       89.1%
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY(4)             28       $211,279,276     15.7%     $7,545,688     7.652%     116    73.4%    1.26X     96.5%       88.8%
------------------------------------------------------------------------------------------------------------------------------------
HOTEL                      10       $107,900,920      8.0%    $10,790,092     7.956%     103    56.7%    1.73X      NAP        85.1%
------------------------------------------------------------------------------------------------------------------------------------
    Full Service           4         $73,247,834      5.5%    $18,311,958     7.991%      98    53.7%    1.84x      NAP        86.4%
------------------------------------------------------------------------------------------------------------------------------------
    Limited Service        6         $34,653,086      2.6%     $5,775,514     7.881%     113    63.1%    1.48x      NAP        82.4%
------------------------------------------------------------------------------------------------------------------------------------
MIXED USE                  2         $90,764,839      6.8%    $45,382,419     7.615%     117    70.8%    1.40X     95.8%       88.8%
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/W'HOUSE         7         $50,822,195      3.8%     $7,260,314     7.729%     111    70.9%    1.41X     99.7%       85.9%
------------------------------------------------------------------------------------------------------------------------------------
OFFICE/INDUSTRIAL          2          $6,538,202      0.5%     $3,269,101     7.686%     117    73.6%    1.26X     96.5%       88.9%
------------------------------------------------------------------------------------------------------------------------------------
OFFICE/RETAIL              1          $1,938,547      0.1%     $1,938,547     7.900%     117    73.2%    1.37X     95.6%       89.4%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/AVG/WTD.AVG:        142     $1,342,277,763    100.0%     $9,452,660     7.666%     114    69.0%    1.42X     97.0%(2)    88.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes ARD loans mature on their anticipated repayment dates
(2)  Excludes hotels.
(3)  Includes properties with single tenants that are nationally recognized.
(4)  Includes Mobile Home Parks (0.08% of the initial mortgage pool balance).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------


                  LOAN SIZE DISTRIBUTION
-----------------------------------------------------------
     CUT-OFF DATE BALANCE          # OF     % OF INITIAL
        RANGES ($)                LOANS     POOL BALANCE
-----------------------------------------------------------
         0 - 2,000,000              30           2.7%
-----------------------------------------------------------
     2,000,001 - 6,000,000          43          12.5%
-----------------------------------------------------------
    6,000,001 - 10,000,000          29          16.4%
-----------------------------------------------------------
    10,000,001 - 14,000,000         18          15.6%
-----------------------------------------------------------
    14,000,001 - 18,000,000         1            1.1%
-----------------------------------------------------------
    18,000,001 - 24,000,000         9           14.2%
-----------------------------------------------------------
    24,000,001 - 36,000,000         6           12.8%
-----------------------------------------------------------
    36,000,001 - 58,000,000         4           13.1%
-----------------------------------------------------------
    66,000,001 - 80,000,000         2           11.5%
-----------------------------------------------------------
            TOTAL:                 142         100.0%
-----------------------------------------------------------

Min.: $570,711
Max.: $80,000,000
Avg.: $9,452,660

                  GROSS RATE DISTRIBUTION
-----------------------------------------------------------
      GROSS RATE RANGES          # OF      % OF INITIAL
           (%)                   LOANS       POOL BALANCE
-----------------------------------------------------------
        7.001 - 7.250             3             3.8%
-----------------------------------------------------------
        7.251 - 7.500             30           28.9%
-----------------------------------------------------------
        7.501 - 7.750             39           38.3%
-----------------------------------------------------------
        7.751 - 8.000             45           18.5%
-----------------------------------------------------------
        8.001 - 8.250             15            5.2%
-----------------------------------------------------------
        8.251 - 8.500             6             4.0%
-----------------------------------------------------------
        8.501 - 9.500             4             1.3%
-----------------------------------------------------------
            TOTAL:               142          100.0%
-----------------------------------------------------------

Min.: 7.170%
Max.: 9.050%
Wtd. Avg.: 7.666%

-----------------------------------------------------------
              REMAINING TERM TO MATURITY(1)
-----------------------------------------------------------
            MONTHS                 # OF     % OF INITIAL
                                  LOANS     POOL BALANCE
-----------------------------------------------------------
            49 - 60                 2           1.7%
-----------------------------------------------------------
            73 - 84                 8           5.1%
-----------------------------------------------------------
           109 - 120               132         93.2%
-----------------------------------------------------------
            TOTAL:                 142        100.0%
-----------------------------------------------------------

(1) Assumes ARD Loans mature on their anticipated
Min.: 56 months
Max.: 120 months
Wtd. Avg.: 114 months

               REMAINING AMORTIZATION TERM
----------------------------------------------------------
           MONTHS               # OF      % OF INITIAL
                               LOANS
----------------------------------------------------------
         109 - 120               3            0.3%
----------------------------------------------------------
         229 - 288               4            1.1%
----------------------------------------------------------
         289 - 300               19          11.9%
----------------------------------------------------------
         325 - 348               4            1.4%
----------------------------------------------------------
         349 - 360              112          85.3%
----------------------------------------------------------
           TOTAL:               142         100.0%
----------------------------------------------------------

Min.: 115  months
Max.: 360 months
Wtd. Avg.: 347 months

                                 PAGE 12 OF 14

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------


    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS (U/W DSCR)
-----------------------------------------------------------------
         CUT-OFF DATE             # OF      % OF INITIAL
        DSCR RANGES (x)           LOANS     POOL BALANCE
-----------------------------------------------------------------
         1.20 - 1.24               17          12.9%
-----------------------------------------------------------------
         1.25 - 1.29               37          21.9%
-----------------------------------------------------------------
         1.30 - 1.34               38          18.6%
-----------------------------------------------------------------
         1.35 - 1.39               14           8.9%
-----------------------------------------------------------------
         1.40 - 1.49               17          13.4%
-----------------------------------------------------------------
         1.50 - 1.69               12          11.7%
-----------------------------------------------------------------
         1.70 - 1.89                5           9.8%
-----------------------------------------------------------------
         2.00 - 2.59                2           2.8%
-----------------------------------------------------------------
            TOTAL:                 142        100.0%
-----------------------------------------------------------------


Min.: 1.20x
Max.: 2.51x
Wtd. Avg.:1.42x



               LOAN TO VALUE RATIOS (LTV)
----------------------------------------------------------
         CUT-OFF DATE             # OF     % OF INITIAL
        LTV RANGES (%)           LOANS     POOL BALANCE
----------------------------------------------------------
       25.001 - 35.000             2            0.5%
----------------------------------------------------------
       35.001 - 50.000             4            2.6%
----------------------------------------------------------
       50.001 - 60.000             6           17.7%
----------------------------------------------------------
       60.001 - 65.000             18          11.3%
----------------------------------------------------------
       65.001 - 70.000             19          10.7%
----------------------------------------------------------
       70.001 - 75.000             47          30.3%
----------------------------------------------------------
       75.001 - 80.000             46          26.9%
----------------------------------------------------------
            TOTAL:                142         100.0%
----------------------------------------------------------

Min.: 28.2%
Max.: 80.0%
Wtd. Avg.: 69.0%


                    OCCUPANCY RATES(1)
-----------------------------------------------------------
    CUT-OFF DATE OCCUPANCY        # OF      % OF INITIAL
          RANGES (%)              LOANS     POOL BALANCE
-----------------------------------------------------------
        80.01 - 90.00               6            5.5%
-----------------------------------------------------------
        90.01 - 95.00              25           20.6%
-----------------------------------------------------------
        95.01 - 100.00             101          73.9%
-----------------------------------------------------------
            TOTAL:                 132         100.0%
-----------------------------------------------------------

(1) Excluding hotels.
Min.: 82.9%
Max.: 100.0%
Wtd. Avg.: 97.0%


           MATURITY DATE/ARD LOAN TO VALUE(1)
----------------------------------------------------------
       MATURITY DATE/ARD          # OF     % OF INITIAL
        LTV RANGES (%)           LOANS     POOL BALANCE
----------------------------------------------------------
       25.001 - 30.000             1            0.4%
----------------------------------------------------------
       40.001 - 45.000             2            2.4%
----------------------------------------------------------
       45.001 - 50.000             5            9.2%
----------------------------------------------------------
       50.001 - 55.000             13          14.1%
----------------------------------------------------------
       55.001 - 60.000             23          15.7%
----------------------------------------------------------
       60.001 - 65.000             36          21.2%
----------------------------------------------------------
       65.001 - 70.000             35          23.5%
----------------------------------------------------------
       70.001 - 75.000             24          13.4%
----------------------------------------------------------
            TOTAL:                139         100.0%
----------------------------------------------------------

(1) Excluding fully amortizing loans.
Min.: 27.9%
Max.: 72.8%
Wtd. Avg.: 61.0%

                                 PAGE 13 OF 14

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

----------------------------------------------------------------


              GEOGRAPHIC DISTRIBUTION


-----------------------------------------------------------
       JURISDICTION             # OF        % OF INITIAL
                             PROPERTIES     POOL BALANCE
-----------------------------------------------------------
        California               33            21.4%
-----------------------------------------------------------
        New Jersey               14            11.6%
-----------------------------------------------------------
         Florida                 17             8.9%
-----------------------------------------------------------
         New York                11             8.8%
-----------------------------------------------------------
         Georgia                 12             8.2%
-----------------------------------------------------------
       Connecticut                4             7.6%
-----------------------------------------------------------
          Texas                  17             5.8%
-----------------------------------------------------------
         Virginia                 9             5.3%
-----------------------------------------------------------
       Pennsylvania               5             4.4%
-----------------------------------------------------------
      Massachusetts               6             2.5%
-----------------------------------------------------------
          Oregon                  3             2.5%
-----------------------------------------------------------
         Colorado                 2             2.1%
-----------------------------------------------------------
        Washington                1             1.7%
-----------------------------------------------------------
           Ohio                   4             1.5%
-----------------------------------------------------------


-----------------------------------------------------------
        STATE                # OF          % OF INITIAL
                          PROPERTIES       POOL BALANCE
-----------------------------------------------------------
      Oklahoma                1                1.4%
-----------------------------------------------------------
      Arkansas                3                1.1%
-----------------------------------------------------------
       Nevada                 1                1.0%
-----------------------------------------------------------
      Kentucky                1                0.8%
-----------------------------------------------------------
       Kansas                 1                0.8%
-----------------------------------------------------------
      Maryland                2                0.5%
-----------------------------------------------------------
   North Carolina             2                0.4%
-----------------------------------------------------------
      Tennessee               1                0.4%
-----------------------------------------------------------
      Illinois                6                0.4%
-----------------------------------------------------------
       Indiana                2                0.2%
-----------------------------------------------------------
       Alabama                1                0.2%
-----------------------------------------------------------
       Arizona                1                0.2%
-----------------------------------------------------------
        Iowa                  1                0.2%
-----------------------------------------------------------
      Missouri                1                0.1%
-----------------------------------------------------------
       TOTAL:                162             100.00%
-----------------------------------------------------------


--------------------------------------------------------------------
        LOAN TYPE             NUMBER            % OF INITIAL
                             OF LOANS           POOL BALANCE
--------------------------------------------------------------------
        ARD Loan                45                 50.5%
--------------------------------------------------------------------
         Balloon                94                 49.2%
--------------------------------------------------------------------
    Fully Amortizing             3                  0.3%
--------------------------------------------------------------------
         TOTAL:                 142               100.0%
--------------------------------------------------------------------


                                 PAGE 14 OF 14

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).